        Form of Amended Exhibits A, B, C, and D to the Rule 12b-1 Plan

                                                                       (m)(i)(A)
                                                 Dated: March 15, 2000
                                                 Amended: April 4, 2001

                                    FORM OF
                                   EXHIBIT A
                                      TO
                               FIFTH THIRD FUNDS
                                RULE 12b-1 PLAN

                              Investment A Shares
                              -------------------


       The Rule 12b-1 Plan is adopted by Fifth Third Funds with respect to the Investment A Shares of the Series of the Trust set forth below (the "Applicable

Fifth Third Government Money Market Fund          Fifth Third Microcap Fund
Fifth Third Prime Money Market Fund               Fifth Third Michigan Money Market Fund
Fifth Third Tax Exempt Money Market Fund          Fifth Third International GDP Fund
Fifth Third Quality Growth Fund                   Fifth Third Small Cap Growth Fund
Fifth Third Equity Income Fund                    Fifth Third Large Cap Growth Fund
Fifth Third Pinnacle Fund                         Fifth Third Equity Index Fund
Fifth Third Balanced Fund                         Fifth Third Large Cap Value Fund
Fifth Third Mid Cap Fund                          Fifth Third Short Term Bond Fund
Fifth Third International Equity Fund             Fifth Third Michigan Municipal Bond Fund
Fifth Third Technology Fund                       Fifth Third Municipal Bond Fund
Fifth Third Intermediate Bond Fund                Fifth Third Ohio Tax Exempt Money Market Fund
Fifth Third Long Term Bond Fund
Fifth Third U.S. Government Securities
Fifth Third Intermediate Municipal Bond Fund
Fifth Third Ohio Tax Free Bond Fund
Fifth Third Multicap Fund


       In compensation for the services provided pursuant to this Plan, BISYS Fund Services Limited Partnership will be paid a monthly fee computed at the annual rate of up to 0.25% of the average aggregate net asset value of the Investment A Shares of each Applicable Fund held during the month.

                               FIFTH THIRD FUNDS

                               By:____________________________
                               Jeffrey Cusick, Vice President

                                                          Dated: March 15, 2000
                                                          Amended: April 4, 2001

                                    FORM OF
                                   EXHIBIT B
                                      TO
                               FIFTH THIRD FUNDS
                                RULE 12b-1 PLAN


                              Investment C Shares
                              -------------------

        The Rule 12b-1 Plan is adopted by Fifth Third Funds with respect to the Investment C Shares of the Series of the Trust set forth below (the "Applicable Funds"):

Fifth Third Quality Growth Fund              Fifth Third Large Cap Growth Fund
Fifth Third Equity Income Fund               Fifth Third Equity Index Fund
Fifth Third Pinnacle Fund                    Fifth Third Large Cap Value Fund
Fifth Third Balanced Fund                    Fifth Third Short Term Bond Fund
Fifth Third Mid Cap Fund                     Fifth Third Michigan Municipal Bond Fund
Fifth Third International Equity Fund        Fifth Third Municipal Bond Fund
Fifth Third Technology Fund                  Fifth Third Ohio Tax Exempt Money Market Fund
Fifth Third Intermediate Bond Fund
Fifth Third Long Term Bond Fund
Fifth Third U.S. Government Securities
Fifth Third Intermediate Municipal Bond Fund
Fifth Third Ohio Tax Free Bond Fund
Fifth Third Multicap Fund
Fifth Third Microcap Fund
Fifth Third International GDP Fund
Fifth Third Small Cap Growth Fund

       In compensation for the services provided pursuant to this Plan, BISYS Fund Services Limited Partnership will be paid a monthly fee computed at the annual rate of 0.75% of the average aggregate net asset value of the Investment C Shares of each Applicable Fund held during the month.


                                   FIFTH THIRD FUNDS


                                   By:____________________________
                                   Jeffrey Cusick, Vice President

                                    FORM OF                 Dated: April 4, 2001
                                   EXHIBIT C
                                      to
                               FIFTH THIRD FUNDS
                                RULE 12b-1 PLAN

                                Advisor Shares
                                --------------

       The Rule 12b-1 Plan is adopted by Fifth Third Funds with respect to the Advisor Shares of the Series of the Trust set forth below (the "Applicable

Fifth Third Intermediate Bond Fund
Fifth Third Long Term Bond Fund
Fifth Third U.S. Government Securities
Fifth Third Intermediate Municipal Bond Fund
Fifth Third Strategic Income Fund
Fifth Third Multicap Fund
Fifth Third Worldwide Fund
Fifth Third Microcap Fund
Fifth Third Michigan Municipal Money Market Fund
Fifth Third International GDP Fund
Fifth Third Small Cap Growth Fund
Fifth Third Large Cap Growth Fund
Fifth Third Equity Index Fund
Fifth Third Large Cap Value Fund
Fifth Third Short Term Bond Fund
Fifth Third Michigan Municipal Bond Fund
Fifth Third Municipal Bond Fund


       In compensation for the services provided pursuant to this Plan, BISYS Fund Services Limited Partnership will be paid a monthly fee computed at the annual rate of up to 0.50% of the average aggregate net asset value of the Advisor Shares of each Applicable Fund held during the month.


                               FIFTH THIRD FUNDS

                               By:____________________________
                               Jeffrey Cusick, Vice President

                                                            Dated: April 4, 2001

                               FORM OF EXHIBIT D
                                      to
                               FIFTH THIRD FUNDS
                                RULE 12b-1 PLAN

                                Service Shares
                                --------------

       The Rule 12b-1 Plan is adopted by Fifth Third Funds with respect to the Service Shares of the Series of the Trust set forth below (the "Applicable Funds"):

Fifth Third Institutional Government Money Market Fund
Fifth Third Institutional Money Market Fund

       In compensation for the services provided pursuant to this Plan, BISYS Fund Services Limited Partnership will be paid a monthly fee computed at the annual rate of up to 0.25% of the average aggregate net asset value of the Advisor Shares of each Applicable Fund held during the month.


                               FIFTH THIRD FUNDS

                               By:____________________________
                               Jeffrey Cusick, Vice President